STANDBY EQUITY DISTRIBUTION AGREEMENT
                      -------------------------------------

     THIS  AGREEMENT  dated as of the 8th day of December 2005 (the "Agreement")
                                                                     ---------
between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and ZANN CORP., a corporation organized and existing under the laws
 --------
of  the  State  of  Nevada  (the  "Company").
                                   -------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Five Million Dollars ($5,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"); and
                                       -------------

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the
               ------------
regulations  promulgated  thereunder  (the  "Securities  Act"), and or upon such
                                             ---------------
other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     WHEREAS,  the  Company  has  engaged  Monitor Capital, Inc. (the "Placement
                                                                       ---------
Agent"),  to  act  as the Company's exclusive placement agent in connection with
-----
the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the
Placement  Agent  and  the  Investor  (the  "Placement  Agent  Agreement").
                                             ---------------------------

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I.
                               CERTAIN DEFINITIONS

     Section  1.1.     "Advance" shall mean the portion of the Commitment Amount
                        -------
that the Company shall sell to the Investor.

     Section  1.2.     "Advance  Date"  shall  mean  the first (1st) Trading Day
                        -------------
after expiration of the applicable Pricing Period for each Advance.

     Section  1.3.     "Advance  Notice" shall mean a written notice in the form
                        ---------------
of  Exhibit  A  attached  hereto  to  the Investor executed by an officer of the
    ----------
Company and setting forth the Advance amount that the Company requests from the Investor.

     Section  1.4.     "Advance  Notice  Date"  shall mean each date the Company
                        ---------------------
delivers (in accordance with Section 2.2(b) of this Agreement) to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement.

     Section 1.5.     "Bid Price" shall mean, on any date, the closing bid price
                       ---------
(as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common
Stock,  as  furnished  by  the  National Association of Securities Dealers, Inc.

     Section 1.6.     "Closing" shall mean one of the closings of a purchase and
                       -------
sale  of  Common  Stock  pursuant  to  Section  2.3.

     Section  1.7.     "Commitment Amount" shall mean the aggregate amount of up
                        -----------------
to Five Million Dollars ($5,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section  1.8.     "Commitment  Period"  shall mean the period commencing on
                        ------------------
the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Five Million Dollars ($5,000,000), (y) the date this Agreement is terminated pursuant to
Section 2.4, or (z) the date occurring twenty-four (24) months after the Effective Date.

     Section  1.9.     "Common Stock" shall mean the Company's common stock, par
                        ------------
value  $0.001  per  share.

     Section  1.10.     "Condition Satisfaction Date" shall have the meaning set
                         ---------------------------
forth  in  Section  7.2.

     Section  1.11.     "Damages" shall mean any loss, claim, damage, liability,
                         -------
costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section  1.12.     "Effective  Date"  shall  mean the date on which the SEC
                         ---------------
first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

     Section  1.13     "Exchange  Act" shall mean the Securities Exchange Act of
                        -------------
1934, as amended, and the rules and regulations promulgated thereunder.

     Section  1.14     "Knowledge"  shall  mean  the  actual  knowledge  of  the
                        ---------
Chairman  -  Chief  Executive  Officer  and  the  Chief Financial Officer of the
Company.

     Section  1.13.     "Losses"  shall  mean  any  and  all  actions, causes of
                         ------
action, suits, claims, losses, costs and expenses (including reasonable attorneys' fees and disbursements), penalties, fees, liabilities and damages.

     Section  1.14.     "Material Adverse Effect" means any continuing effect on
                         -----------------------
the business, operations, properties or financial condition of the Company and its consolidated subsidiaries that is material and adverse to the Company and such subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrant in any material respect; provided, that none of
                                                          --------
the  following  shall
constitute a "Material Adverse Effect": (i) any changes or effects resulting from the announcement or consummation of the transactions contemplated by this Agreement, including, without limitation, any changes or effects associated with any particular Advance, and (ii) changes in the market price of the Common Stock.

     Section 1.15.     "Market Price" shall mean the lowest closing Bid Price of
                        ------------
the Common Stock during the Pricing Period.

     Section  1.16.     "Maximum  Advance  Amount"  shall  be  Two Hundred Fifty
                         ------------------------
Thousand Dollars ($250,000) per Advance Notice.

     Section  1.17.     "NASD" shall mean the National Association of Securities
                         ----
Dealers,  Inc.

     Section  1.18.     "Person"  shall  mean  an  individual,  a corporation, a
                         ------
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section  1.19.     "Placement  Agent"  shall  mean Monitor Capital, Inc., a
                         ----------------
registered  broker-dealer.

     Section  1.20.     "Pricing  Period"  shall  mean  the five (5) consecutive
                         ---------------
Trading  Days  after  the  Advance  Notice  Date.

     Section 1.21.     "Principal Market" shall mean the Nasdaq National Market,
                        ----------------
the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section  1.22.     "Purchase  Price"  shall  be  set at ninety five percent
                         ---------------
(95%) of the Market Price during the Pricing Period.

     Section  1.23.     "Register,"  "registered," and "registration" refer to a
                         --------     ----------        ------------
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering  securities  on  a  continuous  or  delayed basis ("Rule 415"), and the
                                                             --------
declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

     Section  1.24.     "Registrable  Securities" means (i) the shares of Common
                         -----------------------
Stock issued to the Investor pursuant to this Agreement, (ii) the Warrant Shares, and (iii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the Registration Statement has been declared effective by the SEC and such
Registrable Securities have been disposed of pursuant to the Registration Statement, (x) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (y) such
                                                    --------
time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the

Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(z) such Registrable Securities may be sold without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

     Section  1.25.     "Registration  Rights  Agreement"  shall  mean  the
                         -------------------------------
Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section  1.26.     "Registration  Statement"  shall  mean  a  registration
                         -----------------------
statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section  1.27.     "Regulation  D"  shall have the meaning set forth in the
                         -------------
recitals  of  this  Agreement.

     Section  1.28.     "SEC" shall mean the Securities and Exchange Commission.
                         ---

     Section  1.29.     "Securities Act" shall have the meaning set forth in the
                         --------------
recitals  of  this  Agreement.

     Section 1.30.     "SEC Documents" shall mean Annual Reports on Form 10-KSB,
                        -------------
Quarterly  Reports  on  Form  10-QSB,  Current  Reports  on  Form  8-K and Proxy
Statements of the Company as supplemented to the date hereof, filed by the Company since December 1, 2004.

     Section  1.31.     "Trading  Day"  shall  mean any day during which the New
                         ------------
York  Stock  Exchange  shall  be  open  for  business.

     Section  1.32.     "Transaction  Documents"  shall mean, collectively, this
                         ----------------------
Agreement, the Warrant, the Registration Rights Agreement, the Placement Agent Agreement and the exhibits and schedules annexed thereto. .

     Section  1.33.     "Warrant"  shall  mean the Warrant to Purchase 4,000,000
                         -------
shares of Company Common Stock, dated as of even date herewith, which shall, inter alia, be for a term of four (4) years, and have an exercise price equal to
----- ----
$0.0388.

     Section  1.34.     "Warrant  Shares"  shall  mean  the  4,000,000 shares of
                         ---------------
Common  Stock  underlying  the  Warrant.

                                   ARTICLE II.
                                    ADVANCES

     Section  2.1.     Advances.
                       --------

          Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall purchase pursuant to each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

     Section  2.2.     Mechanics.
                       ---------

          (a)     Advance Notice.  At any time during the Commitment Period, the
                  --------------
Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice after the Advance Notice is received by the Investor. There shall be a minimum of five (5) Trading Days between each Advance Notice Date.

          (b)     Date  of  Delivery of Advance Notice.  An Advance Notice shall
                  ------------------------------------
be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

     Section  2.3.     Closings.  On  each  Advance  Date  (i) the Company shall
                       --------
deliver to the Investor such number of shares of the Company's Common Stock registered in the name of the Investor as shall equal (x) the amount of the Advance specified in such Advance Notice pursuant to Section 2.1 herein divided by (y) the Purchase Price and (ii) the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. The extent the Company has not paid the fees, expenses, and disbursements of the Investor in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) directly out of the proceeds of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

     Section 2.4.     Termination of Investment.  The obligation of the Investor
                      -------------------------
to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, Yorkville Advisors, LLC, or any of their respective affiliates, agents or reprenetatives, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice thereof from the Investor, provided, however, that this termination provision shall not apply to
           --------  -------
any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

     Section  2.5.     Agreement  to  Advance  Funds.  The  Investor  agrees  to
                       -----------------------------
advance the amount specified in the Advance Notice to the Company on the Advance Date provided that the following conditions shall have been satisfied or waived by the Investor:

          (a) the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

          (b) The Company shall have delivered to the Investor the shares of Common Stock and certificates representing such shares of Common Stock, which shall be free of all restrictive legends, applicable to the Advance, as determined pursuant to Section 2.3;

          (c) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

          (d) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom, and the sale and issuance of the Registrable Securities shall be to the Company's Knowledge legally permitted by all laws and regulations to which the Company is subject;

          (e) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

          (f) the fees as set forth in Section 12.4 a(i), b, and c(ii) of this Agreement shall have been paid or shall be deemed paid if withheld as provided in Section 2.3; and

          (g) the conditions set forth in Section 7.2 shall have been satisfied.

          (h) the Company shall have provided to the Investor an acknowledgement, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction;

          (i)     The  Company's  transfer  agent  shall  be  DWAC  eligible.

     Section  2.6.     Lock  Up  Period.  On  the date hereof, the Company shall
                       ----------------
obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

     Section  2.7.     Hardship.  In  the event the Investor sells shares of the
                       --------
Company's Common Stock after receipt of an Advance Notice and the Company fails to deliver to the Investor on the Advance Date the shares of Common Stock corresponding to the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore the Company shall be liable to the Investor for the lesser of (x) the amount of any and all Losses incurred by Investor as a result of the Company's failure to deliver the shares of Common Stock, and (y) $5,000,000. The parties acknowledge and agree that this Section 2.7 shall not expand the Company's indemnification and contribution obligations set forth in Section 5.1 below.


                                  ARTICLE III.
             REPRESENTATIONS, WARRANTIES, AND COVENANTS OF INVESTOR

     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Date:

     Section  3.1.     Organization  and  Authorization.  The  Investor  is duly
                       --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, securities, insolvency, or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies, or indemnification or by other equitable principles of general application.

     Section  3.2.     Evaluation of Risks.  The Investor has such knowledge and
                       -------------------
experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk and can withstand the effects of a loss of its entire investment in the Company.

     Section  3.3.     No  Legal  Advice  From  the  Company.  The  Investor
                       -------------------------------------
acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company, its legal counsel, or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section  3.4.     Investment  Purpose.  The shares of Common Stock, Warrant
                       -------------------
and Warrant Shares being purchased in the transactions contemplated herein are being purchased by the Investor for its own account, and solely for investment purposes. The Investor hereby agrees not to assign or in any way transfer the Investor's rights to such shares of Common Stock, Warrant and Warrant Shares or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal, state and foreign securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section  3.5.     Accredited  Investor.  The  Investor  is  an  "Accredited
                       --------------------                           ----------
Investor"  as  that  term  is  defined  in Rule 501(a)(3) of Regulation D of the
--------
Securities  Act.

     Section  3.6.     Information.  The  Company  has  made  available  to  the
                       -----------
Investor and its advisors (including its legal counsel), if any, the materials relating to the business, finances and operations of the Company requested by them. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Investor has reviewed all information it has deemed material to making an informed investment decision with respect to the Investor's investment in the shares of Common Stock, Warrant and Warrant Shares contemplated herein. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors or its representatives, if any, shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section  3.7.     Receipt  of Documents. The Investor and its legal counsel
                       ---------------------
have reviewed in their entirety: (i) each of the Transaction Documents to which it is a party; (ii) all due diligence and other information the Investor has deemed necessary in order to make an informed investment decision with respect to Investor's investment in the shares of Common Stock, Warrant and Warrant Shares contemplated herein; (iii) the Company's Form 10-KSB for the year ended December 31, 2004 and Form 10-QSB for the period ended June 30, 2005; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     Section  3.8.     Registration  Rights Agreement.  The parties have entered
                       ------------------------------
into the Registration Rights Agreement dated the date hereof.

     Section  3.9.     No General Solicitation.  Neither the Company, nor any of
                       -----------------------
its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the securities contemplated herein.

     Section  3.10.     Not  an  Affiliate.  The  Investor  is  not  an officer,
                        ------------------
director  or  a  person  that  directly,  or  indirectly  through  one  or  more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule
                      ---------
405  of  the  Securities  Act).

     Section  3.11.     Trading  Activities  and  Restrictions.  The  Investor
                        --------------------------------------
covenants that neither the Investor, nor any entity managed or controlled by the Investor, nor any of their respective affiliates, will, or cause or assist any Person to enter into or execute any "short sale" (including, without limitation, as such term is defined in Rule 200 of Regulation SHO promulgated by the SEC under the Securities Exchange Act of 1934, as amended) with respect to any securities of the Company or any similar transaction with similar effect. The Company acknowledges and agrees that upon receipt of an Advance Notice the Investor has the right to sell the shares to be issued to the Investor pursuant to the Advance Notice during the applicable Pricing Period.

     Section  3.12.     Warrant.  The  Company  has  issued  the  Warrant to the
                        -------
Investor  as  of  the  date  hereof.


                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

     Section  4.1.     Organization  and  Qualification.  The  Company  is  duly
                       --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section  4.2.     Authorization,  Enforcement,  Compliance  with  Other
                       -----------------------------------------------------
Instruments.  (i) The Company has the requisite corporate power and authority to
-----------
enter into and perform each of the Transaction Documents to which it is a party, in accordance with the terms thereof, (ii) the execution and delivery of each such Transaction Document by the Company and the consummation by it of the transactions contemplated therein, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) each such Transaction Document has been duly executed and delivered by the Company, (iv) assuming the execution and delivery thereof and acceptance by the Investor each such Transaction Document and any related agreements constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, securities insolvency, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or indemnification or by other equitable principles of general application.

     Section  4.3.     Capitalization.  The  authorized  capital  stock  of  the
                       --------------
Company consists of (a) 4,000,000,000 shares of Common Stock, of which 31,645,359 shares are issued and outstanding as of December 2, 2005, and (b) 350,000,000 shares of Preferred Stock, $0.001 par value per share ("Preferred
                                                                       ---------
Stock"), of which (i) 2,447,700 are issued and outstanding as Series A Preferred
-----
Stock as of December 2, 2005, (ii) 293,501 are issued and outstanding as Series B Preferred Stock as of December 2, 2005, and (iii) 10,000,000 are issued and outstanding as Series C Preferred Stock as of December 2, 2005. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as contemplated in the Transaction Documents or disclosed in the SEC Documents, as of the date hereof, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as contemplated in the Transaction Documents or as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by any of the Transaction Documents or the consummation of the transactions described herein or therein. The Company has made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on
      ----------------------------
the  date  hereof  (the  "By-laws"), and the terms of all securities convertible
                          -------
into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section  4.4.     No  Conflict.  The execution, delivery and performance of
                       ------------
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or, except to the extent such violation or default would not constitute a Material Adverse Effect, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. To the Company's Knowledge, the business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof except where the failure to do so would not constitute a Material Adverse Effect. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

     Section  4.5.     SEC  Documents;  Financial  Statements.  Since January 1,
                       --------------------------------------
2003, the Company has filed all reports required to be filed by it with the SEC under the Exchange Act. The Company has made available to the Investor and its representatives through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, to the Company's Knowledge the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material
                  ---------------------
respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. To the Company's Knowledge such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact.

     Section  4.6.     10b-5.  The  SEC  Documents  do  not  include  any untrue
                       -----
statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 4.7.     No Default.  Except as disclosed in the SEC Documents, the
                      ----------
Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section  4.8.     Absence  of  Events  of  Default.  Except  for  matters
                       --------------------------------
described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section  4.9.     Intellectual  Property  Rights.  The  Company  and  its
                       ------------------------------
subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 4.9, the Company and its subsidiaries do not have any Knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the Knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's Knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section  4.10.     Employee  Relations.  Neither the Company nor any of its
                        -------------------
subsidiaries is involved in any labor dispute nor, to the Knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section  4.11.     Environmental  Laws.  To  the  Company's  Knowledge, the
                        -------------------
Company and its subsidiaries are (i) in compliance in all material respects with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or
               ------------------
other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval except where the failure to do so would not constitute a Material Adverse Effect.

     Section  4.12.     Title.  Except  as  set  forth in the SEC Documents, the
                        -----
Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section  4.13.     Insurance.  The Company and each of its subsidiaries are
                        ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged and in light of the Company's current liquidity constaints. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for.

     Section  4.14.     Regulatory  Permits.  To  the  Company's  Knowledge, the
                        -------------------
Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section  4.15.     Internal  Accounting  Controls.  The Company and each of
                        ------------------------------
its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section  4.16.     No  Material Adverse Breaches, etc.  Except as set forth
                        ----------------------------------
in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     Section  4.17.     Absence  of  Litigation.  Except as set forth in the SEC
                        -----------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect

     Section  4.18.     Subsidiaries.  Except as disclosed in the SEC Documents,
                        ------------
the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section  4.19.     Tax  Status.  Except  as disclosed in the SEC Documents,
                        -----------
the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section  4.20.     Certain  Transactions.  Except  as  set forth in the SEC
                        ---------------------
Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section  4.21.     Fees  and  Rights  of First Refusal.  The Company is not
                        -----------------------------------
obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section  4.22.     Use of Proceeds.  The Company shall use the net proceeds
                        ---------------
from this offering for general corporate purposes, including, without limitation, the payment of loans incurred by the Company. However, in no event shall the Company use the net proceeds from this offering for the payment (or loan to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

     Section  4.23.     Further  Representation  and  Warranties of the Company.
                        -------------------------------------------------------
For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

     Section  4.24.     Opinion  of  Counsel.  Investor shall receive an opinion
                        --------------------
letter from counsel to the Company on the date hereof.

     Section  4.25.     Opinion  of  Counsel.  The Company will use commercially
                        --------------------
reasonable efforts to obtain for the Investor, at the Company's expense, opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section  4.26.     Dilution.  The  Company  is  aware and acknowledges that
                        --------
issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.


                                   ARTICLE V.
                                 INDEMNIFICATION

     The Investor and the Company represent to the other the following with respect to itself:

     Section  5.1.     Indemnification.
                       ---------------

          (a) In consideration of the Investor's execution and delivery of the Transaction Documents to which the Investor is a party, and in addition to all of the Company's other obligations under the Transaction Documents to which the Investor is a party, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor
                                                                        --------
Indemnitees")  from  and  against  any and all actions, causes of action, suits,
-----------
claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified
                                                                    -----------
Liabilities"),  incurred  by the Investor Indemnitees or any of them as a result
-----------
of, or arising out of, or relating to (a) any material misrepresentation or breach of any material representation or warranty made by the Company in the Transaction Documents, (b) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents other than any breach resulting from any action or inaction on the part of any Investor Indemnitee, (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor
Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents by any of the Investor Indemnitees, or (d) any fraud by the Company; provided, that to the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          (b) In consideration of the Company's execution and delivery of the Transaction Documents to which the Company is a party, and in addition to all of the Investor's other obligations under the Transaction Documents to which the Company is a party, the

Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from
                                                      -------------------
and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in any Transaction Documents to which any Investor Indemnitee is a party, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in any Transaction Documents to which any Investor Indemnitee is a party, (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on omissions or misrepresentations made or caused by any Investor Indemnitee or due to a breach by any Investor Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents to which the Company is a party or (d) any fraud by the Investor(s); provided that to the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (c)     The  obligations  of  the parties to indemnify under this
Section  5.1  shall  survive  termination.


                                   ARTICLE VI.
                            COVENANTS OF THE COMPANY

     Until the expiration of the Commitment Period, the Company agrees as follows:

     Section  6.1.     Registration  Rights.  The  Company  shall  cause  the
                       --------------------
Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section  6.2.     Listing  of Common Stock.  The Company shall maintain the
                       ------------------------
Common Stock's authorization for quotation on the Principal Market.

     Section  6.3.     Exchange  Act  Registration.  The  Company will cause its
                       ---------------------------
Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section  6.4.     Transfer  Agent  Instructions.  Upon effectiveness of the
                       -----------------------------
Registration Statement the Company shall deliver instructions to its transfer agent to issue shares of Common Stock to the Investor free of restrictive legends on or before each Advance Date.

     Section  6.5.     Corporate  Existence.  The  Company  will  take all steps
                       --------------------
necessary to preserve and continue the corporate existence of the Company.

     Section  6.6.     Notice  of  Certain  Events  Affecting  Registration;
                       -----------------------------------------------------
Suspension  of  Right  to Make an Advance.  The Company will promptly notify the
-----------------------------------------
Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration
Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any material changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

     Section  6.7.     Restriction  on  Sale  of  Capital  Stock.  During  the
                       -----------------------------------------
Commitment Period, the Company shall not, without the prior written consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed, (i) issue or sell any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8; provided however, (a) the Company's obligations pursuant to this Section 6.7 shall terminate in the event the Investor breaches any provision of Article II of this Agreement, and (b) the prior written consent of the Investor shall not be required pursuant to (i) the Company's issuance of shares of capital stock to investors at an aggregate purchase price not to exceed $5,000,000, (ii) the Company's issuance of an aggregate of up to 30,000,000 shares of Common Stock issued or issuable pursuant to the acquisition of another corporation or entity by the Company by merger, purchase of substantially all of the assets or other reorganization, or to a joint venture agreement provided the Company is not in a Pricing Period; and
(iii) the Company's issuance of shares of Common Stock or grant of options to purchase shares of Common Stock, each as approved by the Company's board of directors, pursuant to stock option plans authorized as of the date hereof.

     Section 6.8.     Consolidation; Merger.  The Company shall not, at any time
                      ---------------------
after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless either (i) the resulting
                      --------------------
successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement or (ii) the Investor agrees in writing to release the Company from such obligations.

     Section  6.9.     Issuance  of the Company's Common Stock.  The sale of the
                       ----------------------------------------
shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

     Section  6.10.     Review  of  Public  Disclosures.  All  SEC  filings
                        -------------------------------
(including, without limitation, all filings required under the Exchange Act, which include Forms 10-Q and 10-QSB, 10-K and 10K-SB, 8-K, etc) and other public disclosures made by the Company, including, without limitation, all press releases, investor relations materials, and scripts of analysts meetings and calls, shall be reviewed and approved for release by the Company's attorneys and, in the case of such filings under the Exchange Act, if containing historical financial information, the Company's independent certified public accountants.

     Section  6.11.     Market Activities.     The Company will not, directly or
                        -----------------
indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock or (ii) sell, bid for or purchase the Common Stock, or pay anyone any compensation for soliciting purchases of the Common Stock.


                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

     Section  7.1.     Conditions  Precedent  to the Obligations of the Company.
                       ---------------------------------------------------------
The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

          (a)     Accuracy  of  the  Investor's  Representations and Warranties.
                  -------------------------------------------------------------
The representations and warranties of the Investor shall be true and correct in all material respects.

          (b)     Performance  by  the  Investor.  The  Investor  shall  have
                  ------------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section  7.2.     Conditions  Precedent  to  the  Right  of  the Company to
                       ---------------------------------------------------------
Deliver  an Advance Notice and the Obligation of the Investor to Purchase Shares
--------------------------------------------------------------------------------
of  Common Stock.  The right of the Company to deliver an Advance Notice and the
----------------
obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the
                                   ---------------------------
following  conditions:

          (a)     Registration  of  the  Common Stock with the SEC.  The Company
                  ------------------------------------------------
shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must be declared effective by the SEC prior to the first Advance Notice Date.

          (b)     Authority.  To  the  Knowledge  of  the  Company  shall  have
                  ---------
obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom.

          (c)     Fundamental  Changes.  There  shall  not exist any fundamental
                  --------------------
changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

          (d)     Performance by the Company.  The Company shall have performed,
                  --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e)     No  Injunction.  To  the  Knowledge of the Company no statute,
                  --------------
rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and materially and adversely affects any of the transactions contemplated by this Agreement, and to the Knowledge of the Company, no proceeding shall have been commenced that may have the effect of prohibiting or materially and adversely affecting any of the transactions contemplated by this Agreement.

          (f)     No Suspension of Trading in or Delisting of Common Stock.  The
                  --------------------------------------------------------
trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

          (g)     Maximum Advance Amount.  The amount of an Advance requested by
                  ----------------------
the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company. For the purposes of this section beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

          (h)     No Knowledge.  The Company has no Knowledge of any event which
                  ------------
would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

          (i)     Executed Advance Notice.  The Investor shall have received the
                  -----------------------
Advance Notice executed by an officer of the Company and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.


                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

     Section  8.1.     Due  Diligence  Review.  Prior  to  the  filing  of  the
                       ----------------------
Registration Statement the Company shall make available for inspection and review by the Investor, its advisors and representatives, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section  8.2.     Non-Disclosure  of  Non-Public  Information.
                       -------------------------------------------

          (a) The Company shall not disclose material non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review. The Company may, as a condition precedent to disclosing any material non-public information hereunder, require the Investor and its advisors and representatives to enter into a trading standstill, non-disclosure and/or confidentiality agreement in form reasonably satisfactory to the Company, and the Company may refuse to disclose such information if the Investor and/or its advisors and representatives refuse to execute such agreement.

          (b) Nothing herein shall require the Company to disclose material non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain material non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX.
                           CHOICE OF LAW/JURISDICTION

     Section  9.1.     Governing  Law.  This  Agreement shall be governed by and
                       --------------
interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.


                                   ARTICLE X.
                             ASSIGNMENT; TERMINATION

     Section 10.1.     Assignment.  Neither this Agreement nor any rights of the
                       ----------
Company hereunder may be assigned to any other Person.

     Section  10.2.     Termination.  The  obligations  of  the Investor to make
                        -----------
Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

                                   ARTICLE XI.
                                     NOTICES

     Section  11.1.     Notices.  Any  notices,  consents,  waivers,  or  other
                        -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:        Zann Corp.
                              1549 N. Leroy Street, Suite D-200
                              Fenton, MI 48430
                              Attention:   Robert Simpson
                              Telephone:   (810) 714-2978
                              Facsimile:   (810) 714-3524

With a copy to:               Wilson Sonsini Goodrich & Rosati
                              12235 El Camino Real, Suite 200
                              San Diego, CA 92130
                              Martin J. Waters, Esq.
                              Telephone:   858-350-2300
                              Facsimile:   858-350-2399

If to the Investor(s):        Cornell Capital Partners, LP
                              101 Hudson Street -Suite 3700
                              Jersey City, NJ 07302
                              Attention:   Mark Angelo
                                           Portfolio Manager
                              Telephone:   (201) 985-8300
                              Facsimile:   (201) 985-8266

With a Copy to:               David Gonzalez, Esq.
                              101 Hudson Street - Suite 3700
                              Jersey City, NJ 07302
                              Telephone:   (201) 985-8300
                              Facsimile:   (201) 985-8266


Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII.
                                  MISCELLANEOUS

     Section  12.1.     Counterparts.  This  Agreement may be executed in two or
                        ------------
more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

     Section  12.2.     Entire Agreement; Amendments.  The Transaction Documents
                        ----------------------------
supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of the Transaction Documents may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section  12.3.     Reporting  Entity  for  the Common Stock.  The reporting
                        ----------------------------------------
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section  12.4.     Fees and Expenses.  The Company hereby agrees to pay the
                        -----------------
following  fees:

          (a)     Structuring  Fees.  Each of the parties shall pay its own fees
                  -----------------
and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that (i) the Company shall pay a structuring fee of Twelve Thousand Five Hundred Dollars ($12,500) to Yorkville Advisors, LLC, of which Two Thousand Five Hundred Dollars ($2,500) has been paid, and the remaining balance shall be paid on the date hereof, and (ii) On each Advance Date, the Company shall pay Yorkville Advisors Management, LLC a structuring fee of Five Hundred Dollars ($500) directly out the gross proceeds of each Advance.

          (b)     Due  Diligence  Fee.  Company  shall  pay  the  Investor  a
                  -------------------
non-refundable due diligence fee of Five Thousand Dollars ($5,000) which has previously been paid.

          (c)     Commitment  Fees.
                  ----------------

               (i) On each Advance Date the Company shall pay to the Investor, directly out of the gross proceeds of each Advance, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment shall be made as outlined and mandated by Section 2.3 of this Agreement.

               (ii) Upon the execution of this Agreement the Company shall issue to the Investor (y) 1,142,857 shares of Common Stock (an amount equal to Forty Thousand Dollars ($40,000) divided by $0.035) (the "Investor's Shares")
                                                             -----------------
and  (z)  the  Warrant.

               (iii)     Fully  Earned.  The  Investor's  Shares and the warrant
                         -------------
shall be deemed fully earned as of the date hereof.

               (iv)     Registration  Rights.  The  Investor's  Shares  and  the
                        --------------------
Warrant Shares shall have "piggy-back" registration rights.

     Section 12.5.     Brokerage.  Except as contemplated in the Placement Agent
                       ---------
Agreement, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section  12.6.     Confidentiality.  If  for  any  reason  the transactions
                        ---------------
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                        COMPANY:
                                        ZANN CORP.

                                        By:
                                           -------------------------------------
                                        Name:  Robert Simpson
                                        Title: President


                                        INVESTOR:
                                        CORNELL CAPITAL PARTNERS, LP

                                        BY:    YORKVILLE ADVISORS, LLC
                                        ITS:   GENERAL PARTNER

                                        By:
                                           -------------------------------------
                                        Name:  Mark Angelo
                                        Title: Portfolio Manager

                                    EXHIBIT A
                                    ---------

                                 ADVANCE NOTICE
                                   ZANN CORP.

     The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of ZANN CORP. (the "Company") issuable in
                                                           -------
connection with this Advance Notice, delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:
                                ---------

     1.     The  undersigned  is the duly elected ______________ of the Company.

     2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Advance Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date.

     4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to
                           ------------
applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q or 10-QSB, 10-K or 10-KSB, 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, investor relation materials, and scripts of analyst meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for
                      -------------------
release by the Company's attorneys and, if containing historical financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.     The  Advance  requested  is  _____________________.

     The  undersigned  has  executed  this  Certificate  this  ____  day  of
_________________.

                                        ZANN CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


If Returning This Advance Notice via Facsimile Please Send To: (201) 946-0851

If by Mail, via Federal Express To:    Cornell Capital Partners, LP 101 Hudson
                                       Street, Suite 3700, Jersey City, NJ 07302

                                  SCHEDULE 2.6
                                  ------------


                                   ZANN CORP.
                                   ----------

     The undersigned hereby agrees that for a period commencing on December 8, 2005 and expiring on the termination of the Standby Equity Distribution
Agreement dated December 8, 2005 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the
 ---------------
prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities") except in accordance with the volume
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limitations  set forth in Rule 144(e) of the General Rules and Regulations under the  Securities  Act  of  1933,  as  amended.

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2005

                              Signature


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                              Name:
                                   ---------------------------------------------
                              Address:
                                      ------------------------------------------
                              City, State, Zip Code:
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                              Print Social Security Number
                              or Taxpayer I.D. Number